Exhibit 10.1
MASTER AMENDMENT TO
TRANSPORTATION SERVICE AGREEMENTS
This Master Amendment to Transportation Service Agreements (“Amendment”) is made and entered into as of June 30, 2022 (“Effective Date”) by and between Marathon Petroleum Company LP, a Delaware limited partnership (“MPC”), Marathon Petroleum Supply and Trading LLC, a Delaware limited liability company (“MPST”), Marathon Pipe Line LLC, a Delaware limited liability company (“MPL”), and Ohio River Pipe Line LLC, a Delaware limited liability company (“ORPL”), with offices at 200 E. Hardin Street Findlay, Ohio 45840 and at 539 South Main Street Findlay, Ohio 45840. MPC, MPL, MPST, and ORPL are referred to collectively in this Amendment as “Parties”.
WHEREAS, MPC, MPL and ORPL entered into those certain transportation services agreements effective as of October 31, 2012, as amended, listed on Exhibit A attached hereto and made a part hereof (the “Agreements”) whereby MPL and ORPL provide certain pipeline transportation services to MPC;
WHEREAS, effective October 1, 2020, MPC assigned to MPST its rights and obligations under the Agreements identified on Exhibit A as pertaining to the Patoka to Lima Crude System, the Catlettsburg and Robinson Crude System, and the Detroit Crude System;
WHEREAS, the Parties now desire to amend the Agreements in certain respects.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows for each of their respective Agreements:
1.Section 2.2 of each Agreement is hereby deleted in its entirety and replaced with the following:
        2.2    This Agreement shall be effective for a time period commencing on the Effective Date and shall continue through December 31, 2032 (the “Initial Term”). This Agreement will automatically renew for up to two (2) renewal terms of five (5) years each (each, an “Extension Period”) unless either Party provides the other Party with written notice of its intent to terminate this Agreement at least six (6) months prior to the end of the Initial Term or the then-current Extension Period. The Initial Term and all Extension Periods, if any, shall be referred to in this Agreement collectively as the “Term”.
2.In all other respects, except as herein modified, the terms and provisions of the Agreements shall remain in full force and effect.
3.In the event of any conflict between the terms and provisions of this Amendment and terms and provisions of the Agreements, the terms and provisions of this Amendment shall prevail.
4.The Parties acknowledge that this Amendment may be executed utilizing an electronic signature process. By signing electronically, the Parties further acknowledge that they each have read, understand, and are bound to the terms and conditions hereof in the same manner as if the Parties had signed this Amendment with handwritten original signatures.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be effective as of the Effective Date.

Marathon Petroleum Company LP		Marathon Pipe Line LLC
By: MPC Investment LLC, its General Partner

By:	/s/ Brian K. Partee	By:	/s/ Timothy J. Aydt
Name:	Brian K. Partee	Name:	Timothy J. Aydt
Title:	SVP - Global Clean Products	Title:	CCO / EVP - MPLX

Marathon Petroleum Supply and Trading LLC		Ohio River Pipe Line LLC

By:	/s/ Brian K. Partee	By:	/s/ Timothy J. Aydt
Name:	Brian K. Partee	Name:	Timothy J. Aydt
Title:	SVP - Global Clean Products	Title:	CCO / EVP - MPLX

EXHIBIT A

Transportation Services Agreements

1.Transportation Services Agreement (Patoka to Lima Crude System) effective as of October 31, 2012 between Marathon Petroleum Company LP and Marathon Pipe Line LLC.
2.Transportation Services Agreement (Catlettsburg and Robinson Crude System) effective as of October 31, 2012 between Marathon Petroleum Company LP and Marathon Pipe Line LLC.
3.Transportation Services Agreement (Detroit Crude System) effective as of October 31, 2012 between Marathon Petroleum Company LP and Marathon Pipe Line LLC.
4.Transportation Services Agreement (Garyville Products System) effective as of October 31, 2012 between Marathon Petroleum Company LP and Marathon Pipe Line LLC.
5.Transportation Services Agreement (ORPL Products System) effective as of October 31, 2012 between Marathon Petroleum Company LP and Ohio River Pipe Line LLC.
6.Transportation Services Agreement (Robinson Products System) effective as of October 31, 2012 between Marathon Petroleum Company LP and Marathon Pipe Line LLC.